Shareholder Letter Q4 2021 FY 2021 February 15, 2022 Exhibit 99.2

To Our Shareholders: This is our first report on full year financial results as a public company. Last month, our CEO and Founder, David Baszucki, posted a letter highlighting many of our achievements in 2021. Needless to say, we had an incredible year and are looking forward to further progress in 2022. Our mission is to connect one billion people with optimism and civility by reimagining the way people come together. We believe this is possible because we see human co-experience (sometimes referred to as the metaverse) as a massive category that is still early in its development and will be growing and evolving for decades. To achieve our mission, we must maintain the community’s trust. And to do that, our platform must be safe and civil. Since our founding, safety and civility have been at the foundation of everything we do and we will continue to invest sub- stantial resources to improve on this key priority. Beyond our overarching focus on safety, reaching one billion people requires us to meet three key objectives: growing in international markets, attracting users in older age demographics (aging up), and expanding our platform’s breadth of use. Each of these objectives has key results that are embedded in our long-term plans that inform how we get the objectives done. Today’s results demonstrate the progress we are making in each of these areas. As we close out 2021 and turn to the future, it’s helpful to remind everyone that two of our core values at Roblox are Take the Long View, and Respect the Com- munity. When we completed our direct listing, our community expanded to include public investors and research analysts. As we had done as a private company, we share key metrics publicly each month. We hope that everyone appreciates this level of transparency and we will continue to do that.

We have also chosen to forgo quarterly guidance. We believe that helps our company stay focused on the Long View rather than quarter to quarter results. Fundamentally, we have never put short term gain over long-term value creation. For example, last week four incredible companies decided to bring their brands onto Roblox. They worked with our creator community to build experiences to express their brands in a new and exciting medium. These are important milestones and, logically, investors want to know when we will “monetize” these opportunities. While we see brands as important contributors to the metaverse, we are more focused today in removing friction so that as many brands as possible, in a self-service way, explore what our platform has to oer. Ultimately, brands will be important economic contributors to Roblox, but for now we are letting this market develop organically and we are learning a lot. As the world approaches two years of living with COVID, we are now seven quarters into reporting financial results influenced by this virus. Our numbers have been aected in several ways. For four quarters, starting in Q2 2020, we went from being a high growth company to seeing a step function in absolute numbers of users, engagement, and bookings. That step function in absolute numbers produced extremely high year over year growth as well. For the past three quarters, as parts of the world began to return to a more normal way of life, our absolute numbers have continued to grow as can be seen in the supplemen- tal materials that we provide. Specifically, users, engagement hours, payers, and book- ings, are all at (or near) all time high levels, but growth rates have declined as we are comparing, in some cases, to quarters last year in which certain key metrics doubled or even nearly tripled. As we continue to work through our first full year of comparisons, a logical question is: What is a normalized long-term growth rate for Roblox?

Here are a few guidelines: User and engagement growth right now are being driven primarily by inter- national expansion and growth in users aged 13 and older. These expansions have been priorities for us for a number of years and we are excited to see growth throughout parts of Asia, Europe, and Latin America, as well as with older users. Bookings, for now, are driven primarily by the United States and the United Kingdom which are both opening up from COVID restrictions and returning to school and work. While engagement and payer conversion are higher than they were going into the pandemic in these countries, this is where year over year comparisons are currently toughest. Year over year bookings comparisons should improve starting in the May/- June timeframe. Bookings growth in Q3 and Q4 of this year should be much closer to user growth rates than they were in January, and our exit growth rates this year are expected to be good indicators of 2023 growth. Our focus will continue to be on building an amazing product with world class engineering. We have several key areas of product focus and we believe that if we stay laser focused on delivering those, as a byproduct, we will build a business that has the ability to compound its top line at high rates of growth for the foreseeable future. 1. 2. 3. 4. 5.

GAAP results for Q4 2021 and FY 2021 For more information, please refer to our Q4 2021 earnings release and supplemental materials accessible at ir.roblox.com. Revenue in Q4 2021 was $568.8 million, an increase of 83% over Q4 2020. Cost of revenue totaled $152.0 million, up 93% year over year. Personnel costs, excluding stock-based compensation, were $120.9 million, up 81% year over year primarily driven by an increase in headcount. Developer exchange fees were $159.7 million versus $113.7 million in the same quarter last year, an increase of 40%. Certain infrastructure and trust & safety spending, which excludes personnel costs, stock-based compensation, and depreciation, was $92.8 million, up 67% from $55.7 million in Q4 2020. Net loss attributable to common stockholders, which includes a portion of the net loss attributable to our Luobu subsidiary, was $143.3 million, compared to a net loss attributable to common stockholders of $58.7 million last year. Revenue for the fiscal year ended December 31, 2021 was $1,919.2 million, an increase of 108% over revenue in fiscal year 2020 of $923.9 million. Cost of revenue totaled $496.9 million in 2021 up 107% from $239.9 million in 2020. Personnel costs, excluding stock-based compensation, were $407.0 million in 2021, up 90% from $213.7 million in 2020. Headcount at the end of fiscal 2021 was 1,596 up from 1,046 at the end of the prior year. Developer exchange fees were $538.3 million in fiscal 2021, an increase of 64% over $328.7 million in fiscal 2020. Certain infrastructure and trust & safety spend, which excludes personnel costs, stock-based compensation, and depreciation, totaled $315.1 million in 2021 up 68% from $187.4 million in 2021. Net loss attributable to common stockholders, which includes a portion of the net loss attributable to our Luobu subsidiary, was $491.7 million, compared to a net loss attributable to common stockholders of $253.3 million last year. Our net losses in both Q4 2021 and the full fiscal year 2021 increased over the same periods in 2020 due to the higher levels of expense required to support the growth of the business and the fact that we defer a significant amount of revenue to later periods. Since our investment decisions are generally based on levels of non-GAAP bookings, we expect to continue to report net losses for the foreseeable future even as we anticipate generating net cash from operating activities.

We achieved some significant milestones last year: The Roblox developer community earned $538.3 million in 2021, exceeding our goal of $500 million. Only two years ago, that amount was $112 million and so we have grown developer earnings by nearly 5x or 119% compounded over the past two years. We believe these financial incentives, which include engagement based payouts, are eective in motivating existing developers and attracting new ones. We are excited to see more developers building their businesses on the Roblox platform and remain committed to sharing more of the economics with them. The amount, variety, and quality of content grew and improved. During 2021 over 1,900 experiences generated more than 1 million hours of engagement. In 2020 and 2019 only 1,500 and 800 experiences had that level of engagement, respectively. Also, in December of 2021, 40% of the top 1,000 experiences were “aged up” wherein greater than 50% of engagement was from users aged 13 and older. The top 10 experiences accounted for 45% of Robux earned in December of 2021, down from 57% in December of 2020. While absolute declines are not necessarily better per se, we generally like to see more developers participating at high levels within the Roblox economy. Notwithstanding dicult comparisons, especially late in 2021 and in January of 2022 (against near peak COVID periods a year ago), users and engagement grew at very high rates. In both, we showed continued trends toward larger impacts from both international markets and from users over the age of 13. In Q4 2021 we had an average of 11.9 million monthly payers with an 89% repurchase rate. Both figures are all-time highs for us. Our platform expanded with music, brands, and education all in the early stages of attracting new users, engaging existing users, and contributing to overall growth. In 2021, we launched 12 brand partnerships and hosted six music events. In addition, we launched the Roblox Community Fund to help jumpstart our move into the education vertical by providing grants to educational organizations that develop curriculum and educational experiences on the Roblox Platform. Finally, in 2021 we made three strategic acquisitions designed to accelerate our product roadmap. In all cases we welcomed talented product development personnel to Roblox. The most significant transaction was the purchase of the standalone communication platform Guilded.

Even as people around the world move back to attending school and work in person, our key operating and financial metrics are impressive and we are building o of new peaks as we start the new year. Daily Active Users: DAUs were 49.5 million in Q4 2021, up 33% from 37.1 million in Q4 2020, and up 61% compounded from 19.1 million in December 2019. As has been the case over the past few years, our user base is increasingly international with the highest growth rates in Asia Pacific, Latin America, and Europe. Highlights include Brazil and Russia as well as India and Japan, with each of the latter two growing at over 100% year over year in Q4 2021, albeit on a small base. Users are also more aged up, with 52% of DAUs over the age of 13 in Q4 2021 compared to 46% in Q4 2020 and 40% in Q4 2019. Hours Engaged: Hours Engaged totaled 10.8 billion in Q4 2021, up 28% from 8.4 billion in Q4 2020, and up 71% compounded from 3.7 billion in Q4 2019. We generally see similar trends in international and aged up engagement growth as we see in DAU growth. Bookings: Bookings in Q4 2021 reached $770.1 million, up 20% from Q4 of 2020 when bookings were $642.3 million, and up 80.5% compounded from $236.3 million in Q4 2019. Note that we had an outage back in October that lasted nearly three full days and aected October bookings. We provided details on the estimated financial impacts back in November 2021. For the full fiscal year 2021, bookings totaled $2.73 billion, up 45% from $1.88 billion in FY 2020, and up 98% compounded from $694 million in FY 2019. Adjusted EBITDA and Free Cash Flow: As a result of strong unit economics, we continued to generate significant adjusted EBITDA and free cash flow. In Q4 2021, adjusted EBITDA was $168 million, or 21.8% of bookings and for the full year, adjusted EBITDA totaled $674 million, or 24.7% of bookings. Free cash flow for all of 2021 was $558 million, up from $411.2 million of free cash flow in 2020.

Earnings Q&A Session Roblox will host a live Q&A session to answer questions regarding their fourth quarter and full fiscal year 2021 results on Wednesday, February 16, 2022 at 5:30 a.m. Pacific Time. The live webcast and Q&A session will be open to the public at ir.roblox.com and we invite you to join us and to visit our investor relations website at ir.roblox.com to review supplemental information. Turning to the month of January, we see similar trends as in Q4 with high rates of growth in DAUs and hours engaged but lower growth in bookings. Key Metrics - January 2022 Daily active users (DAU) were 54.7 million, up 32% year over year Hours engaged totaled 4.2 billion, up 26% year over year Revenue is estimated to be between $203 million and $206 million, up 64% - 66% year over year Estimated bookings for January 2022 were between $220 million and $223 million, up 2 - 4% year over year Estimated average bookings per DAU (ABPDAU) were between $4.02 - $4.08, down 22% - 23% year over year driven primarily by comparisons to peak COVID periods As we begin 2022, we have never been better positioned. We have more users, engagement, and payers than ever and as the world continues to open up from COVID, we are optimistic about our ability to continue scaling the company. We have the free cash flow and liquidity required to invest in the technology and innovation that our community needs to continue architecting the platform that will enable one billion people to connect with optimism and civility. Our vision of a persistent, shared, 3D immersive virtual universe is materializing, but we know we are only at the beginning of what Roblox can be and what people will use it for. We want to thank our shareholders, our employees, the developer and creator communities, and our partners for taking this journey with us. We look forward to working with you this coming year.

Forward-Looking Statements This letter, the live webcast and Q&A session which will be held at 5:30 a.m. Pacific Time on Wednesday, February 16, 2022 contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our investment strategy, business strategy and growth plans, our expectation of successfully executing such strategies and plans, our anticipations of certain financial results and our expectations for January financial results and future growth rates. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continue,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could dier materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our Quarterly Report on Form 10-Q filed for the fiscal quarter ended September 30, 2021 and other filings and reports we make with the SEC from time to time. In particular, the following factors, among others, could cause results to dier materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the suciency of our cash and cash equivalents to meet our liquidity needs; the impact of our senior notes and any future indebtedness on our business, financial condition and results of operations; the demand for our platform in general; our ability to increase our number of new users and revenue generated from users; our ability to retain and expand our user base; the impact on our business of the COVID-19 pandemic restrictions and the easing of those restrictions as vaccinations become more prevalent; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods; our ability to successfully develop and deploy new technologies to address the needs of our users; our ability to maintain and enhance our brand and reputation; our ability to hire and retain talent; news or social media coverage about Roblox, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; any breach or access to user or third-party data; and our ability to maintain the security and availability of our platform. Additional information regarding these and other risks and uncertainties that could cause actual results to dier materially from our expectations is included in the reports we have filed or will file with the SEC, including our Quarterly Report Form on 10-Q for the fiscal quarter ended September 30, 2021. The forward-looking statements included in this press release represent our views as of the date of this letter. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Past performance is not necessarily indicative of future results.

Non-GAAP Financial Metrics This letter contains the non-GAAP financial measures bookings, free cash flow, and adjusted EBITDA. We use this non-GAAP financial information to evaluate our ongoing operations, for internal planning and forecasting purposes, and ongoing operating trends for purposes of analyzing the covenants specified in the indenture governing our senior notes due 2030. We believe that this non-GAAP financial information may be helpful to investors because it provides consistency and comparability with past financial performance. Bookings is defined as revenue plus the change in deferred revenue during the period and other non-cash adjustments. Bookings is equal to the amount of virtual currency purchased by users in a given period of measurement. We believe bookings provide a timelier indication of trends in our operating results that are not necessarily reflected in our revenue as a result of the fact that we recognize the majority of revenue over the estimated average lifetime of a paying user. The change in deferred revenue constitutes the vast majority of the reconciling dierence from revenue to bookings. By removing these non-cash adjustments, we are able to measure and monitor our business performance based on the timing of actual transactions with our users and the cash that is generated from these transactions. Free cash flow represents the net cash provided by operating activities less purchases of property, equipment, and intangible assets. We believe that free cash flow is a useful indicator of our unit economics and liquidity that provides information to management and investors about the amount of cash generated from our core operations that, after the purchases of property, equipment, and intangible assets, can be used for strategic initiatives, including investing in our business, making strategic acquisitions, and strengthening our balance sheet. Adjusted EBITDA is a measure of operating performance used in certain covenant calculations specified in the indenture governing our senior notes due 2030 that is not calculated in accordance with GAAP and may not conform to the calculation of EBITDA in other circumstances. Adjusted EBITDA should not be considered as a substitute for net loss as determined in accordance with GAAP. We believe that, when considered together with reported amounts, Adjusted EBITDA is useful to investors and management in understanding our ongoing operations and ongoing operating trends for purposes of analyzing the covenants specified in the indenture governing our senior notes due 2030. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures dierently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial information as a tool for comparison. As a result, our non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP. A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this letter is included at the end of this letter. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

GAAP to Non-GAAP Reconciliation